SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  May 12, 2003

VIA NET.WORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-29391	84-1412512
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

H. Walaardt Sacrestraat 401-403 1117 BM Schiphol Amsterdam, The Netherlands
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: +-31 203 483800

St. Giles House, 25 Kings Road, Reading RG1 3AR, United Kingdom
(Former address of principal executive offices)

Item 7.              Financial Statements, Pro Forma Financial Information and Exhibits.

Description.

(c)  Exhibit.

99	Press Release, dated May 12, 2003, announcing VIA NET.WORKS, Inc.’s first quarter 2003 financial results and significant progress in implementing 2003-2005 Strategic Plan.

Item 9.              Regulation FD Disclosure

In accordance with SEC Release No. 33-8216, the following information, required to be furnished under “Item 12. Results of Operations and Financial Conditions,” is furnished under “Item 9. Regulation FD Disclosure.”

On May 12, 2003, VIA NET.WORKS, Inc. issued a press release announcing its first quarter 2003 financial results and significant progress in implementing 2003-2005 Strategic Plan.  A copy of the press release is attached as Exhibit 99.  This Form 8-K and the attached exhibit are provided under Item 12 of Form 8-K and are furnished to, but shall not be deemed “filed” with, the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2003	VIA NET.WORKS, Inc.

	By:	/s/ Matt S. Nydell
Matt S. Nydell
Senior Vice President, General Counsel and Corporate Secretary